UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 April 11, 2008
                ________________________________________________
                Date of Report (Date of earliest event reported)


                             GENEVA RESOURCES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           Nevada                       0-32593                  98-0441019
____________________________    ________________________     ___________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


   12533 N. Carson Street, Suite 125
       Carson City, Nevada 89706                                        89706
________________________________________                              __________
(Address of principal executive offices)                              (Zip Code)


                                 (775) 348-9330
               __________________________________________________
               Registrant's telephone number, including area code


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS.

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

PETAQUILLA SETTLEMENT AND RELEASE

On approximately November 16, 2006, Geneva Resources, Inc., a Nevada corporation (the "Company") entered into a property option agreement (the "Petaquilla Option Agreement") with Petaquilla Minerals Ltd. ("Petaquilla"). In accordance with the terms and provisions of the Petaquilla Option Agreement, Petaquilla granted to the Company the sole and exclusive option (the "Option") to acquire up to a 70% undivided interest in and to five exploration concessions situated in the Republic of Panama (the "San Juan Property"), which are owned and controlled by Petaquilla's wholly-owned Panamanian subsidiary.

On January 30, 2007, the Company received notice pursuant to a news release from Petaquilla that the board of directors of Petaquilla had resolved to rescind the Petaquilla Option Agreement. The Company was current in its obligations under the Petaquilla Option Agreement and disputed the alleged rescission and advised Petaquilla that the Option was in good standing. Consequently, on February 13, 2007, in accordance with the provisions of the Petaquilla Option Agreement and as a result of Petaquilla's purported rescission of the Petaquilla Option Agreement, the Company filed a notice with the British Columbia International Commercial Arbitration Center seeking arbitration. On March 5, 2007, the Company filed our Statement of Claims with the arbitrators seeking specific performance of the Petaquilla Option Agreement and damages. On April 10, 2007, Petaquilla filed a Statement of Defense.

On March 14, 2008, the Company entered into a settlement letter agreement with Petaquilla (the "Settlement"). Pursuant to the terms and provisions of the
Settlement: (i) Petaquilla shall issue 100,000 shares of its common stock to the Company, which shares shall be released from pool in four equal monthly tranches beginning on the first commercial pour of gold at the Molejon Gold Mine or December 31, 2008, whichever comes first, and which shares shall be subject to a two business day right of first refusal for Petaquilla to find a buyer or five business days if the sale is private; (ii) the 4,000,000 shares of the restricted common stock previously issued by the Company to Petaquilla in accordance with the terms and provisions of the First Option shall be returned to us (which as of the date of this Current Report have been returned); and
(iii) the $100,000 paid by the Company on approximately November 17, 2006 in order to exercise the initial portion of the Option was returned to the Company.

On April 11, 2008, the Company entered into a mutual release with Petaquilla (the "Release"), pursuant to which the terms of the Settlement were acknowledged. In accordance with the terms and provisions of the Release, the parties agreed to release each other and their respective directors, officers, employees, agents and assigns from any and all causes of action, claims and demands of any nature or kind whatsoever arising up to the present date relating to the Petaquilla Option Agreement and to any of the subject matter of the arbitration proceedings. It is anticipated that the pending arbitration proceedings will be dismissed with the British Columbia International Commercial Arbitration Center.

As of the date of this Current Report, the 4,000,000 shares of restricted common stock have been returned to the Company's treasury.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

(c) SHELL COMPANY TRANSACTION.

    Not applicable.

(d) EXHIBITS.

     10.1 Settlement Letter Agreement dated March 14, 2008 and Mutual Release dated April 11, 2008 between Geneva Resources, Inc. and Petaquilla Minerals Ltd.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GENEVA RESOURCES, INC.


DATE:  April 11, 2008.                  /s/ MARCUS JOHNSON
                                        ________________________________________
                                        Name: Marcus Johnson
                                        Title: President/Chief Executive Officer